--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2002

Dear Shareholder:

      The semi-annual period ended June 30, 2002, saw general turmoil in the equity markets. Bond markets, particularly municipal securities, proved to be a viable shelter from unstable economic conditions and experienced strong inflows throughout the period. Municipal bonds outperformed Treasuries returning 4.64% versus 3.61% respectively as measured by the Lehman Brothers Municipal Bond Index* and the Lehman Brothers Treasury Index** for the six months ended June 30, 2002.

      The first half of 2002 was markedly different from the last six months of 2001, as the Federal Reserve Board (the "Fed") left interest rates unchanged. After a 225 basis point decline in interest rates during the latter half of 2001, and the uncertainty of the economic recovery in the first half of this year, the Fed remained cautious about the state of the economy. Fears of inflation remained subdued, allowing the Fed to remain on hold and maintain the lowest interest rates in decades.

      The past six months also saw a 20% increase in new municipal issuance totaling $162 billion, as compared to the same time period last year. Both retail and institutional investment in municipals remained high and continued to drive performance as investors sought lower volatility alternatives with
attractive  taxable  equivalent  yields.   While  economic  indicators  remained
positive during the period, the instability of the equity and capital markets--as a result of corporate governance and accounting issues, fears of renewed terrorist acts and geopolitical instability--weighed on investor confidence, an integral component of economic recovery.

      The volatility, which continues to be seen throughout all sectors of the market, can be disconcerting for investors. We encourage you to consult with your financial advisor to help establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the last six months, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We thank you for your continued confidence in BlackRock and the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein


Laurence D. Fink                            Ralph L. Schlosstein
Chief Executive Officer                     President
BlackRock Advisors, Inc.                    BlackRock Advisors, Inc.

* The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.

** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                   July 31, 2002
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") for the six months ended June 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008. The Trust seeks to achieve these objectives by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's share price and NAV:

--------------------------------------------------------------------------------
                         06/30/02       12/31/01    Change       High       Low
--------------------------------------------------------------------------------
  Share Price             $16.30         $15.70      3.82%      $16.30    $15.57
--------------------------------------------------------------------------------
  Net Asset Value (NAV)   $17.23         $16.80      2.56%      $17.23    $16.71
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 10-year Treasury was yielding 4.80% versus 5.05% on December 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended June 30, 2002, returning 7.55% (as measured by the LEHMAN MUNICIPAL BOND INDEX at a tax bracket of 38.6%) versus 3.79% for the LEHMAN AGGREGATE INDEX. Retail investment has reached record highs, as investors searched for a lower volatility asset class providing high after-tax returns. Institutional demand has also remained strong and is being fueled by increased profitability on the part of insurance companies, the search for stable income and asset allocation trades away from segments of the market experiencing higher volatility. Over the period, strong demand was met by significant new issuance as the first quarter of

2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. Through June, new bond issuance remained robust, bringing total year-to-date issuance to nearly $170 billion, and is on pace to be the largest issuance year in history. The municipal yield curve remains historically steep, as the short end of the curve has outperformed Treasuries over the recent months while longer maturities performed in line with their Treasury counterparts.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was approximately 36% of total assets.

     The following chart shows the Trust's asset composition:

                               SECTOR BREAKDOWN
--------------------------------------------------------------------------------
     SECTOR                               JUNE 30, 2002  DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                            25%          23%
--------------------------------------------------------------------------------
Power                                           22%          22%
--------------------------------------------------------------------------------
Education                                       11%          12%
--------------------------------------------------------------------------------
Hospital                                        10%          10%
--------------------------------------------------------------------------------
Transportation                                   9%           8%
--------------------------------------------------------------------------------
Tax Revenue                                      7%           6%
--------------------------------------------------------------------------------
Lease Revenue                                    6%           6%
--------------------------------------------------------------------------------
Water & Sewer                                    4%           4%
--------------------------------------------------------------------------------
District                                         2%           5%
--------------------------------------------------------------------------------
Housing                                          2%           2%
--------------------------------------------------------------------------------
Industrial & Pollution Control                   2%           2%
--------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                   /s/ Kevin M. Klingert


Robert S. Kapito                       Kevin M. Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Advisors, Inc.               BlackRock Advisors, Inc.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
-------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                             BRM
--------------------------------------------------------------------------------
  Initial Offering Date:                                  September 18, 1992
-------------------------------------------------------------------------------
  Closing Share Price as of 6/30/02:                          $16.30
-------------------------------------------------------------------------------
  Net Asset Value as of 6/30/02:                              $17.23
--------------------------------------------------------------------------------
  Yield on Closing Share Price as of 6/30/02 ($16.30)(1):       4.88%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):           $ 0.06625
-------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):        $ 0.79500
-------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------

          PRINCIPAL
           AMOUNT                                                                             OPTION CALL     VALUE
RATING*     (000)                                  DESCRIPTION                                PROVISIONS+   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--156.7%
                     ALABAMA--1.7%
AAA       $ 6,555    Birmingham Jefferson Civic, Ctr. Auth., Ser. A, 4.25%, 1/01/09, FSA ..  No Opt. Call $ 6,764,695
AAA         1,905++  Mobile Impvt. Wt., Zero Coupon, 8/15/02, MBIA ........................       N/A       1,309,935
                                                                                                          -----------
                                                                                                            8,074,630
                                                                                                          -----------
                     ALASKA--0.9%
AAA         4,000    Anchorage Alaska, Ser. B, 3.75%, 7/01/09, MBIA ......................   No Opt. Call   4,007,200
                                                                                                          -----------
                     ARIZONA--1.8%
AAA         4,000    Chandler, GO, Zero Coupon, 7/01/08, FGIC ............................   No Opt. Call   3,205,840
AAA         1,000    Phoenix Str. & Hwy. Rev., 4.25%, 7/01/09, FGIC .......................  No Opt. Call   1,036,740
AAA         4,200    Pima Cnty. Str. & Hwy. Rev., 4.125%, 7/01/09, FGIC ..................    7/08 @ 101    4,322,136
                                                                                                          -----------
                                                                                                            8,564,716
                                                                                                          -----------
                     CALIFORNIA--0.4%
AAA         1,890    California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp.,
                       Ser. A, 5.75%, 8/01/09, FSA 8/03 @ 102 .............................                 1,979,813
                                                                                                          -----------
                     COLORADO--11.5%
AAA         2,000    E-470 Pub. Hwy. Auth. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA ......   No Opt. Call   1,333,860
AAA        30,205++  Jefferson Cnty. Sch. Dist. No. R-001, GO, 6.25%, 12/15/02, AMBAC ....        N/A      31,170,956
AAA         6,965    Regl. Transp. Dist., COP, Trans. Vehicles Proj.,
                       Ser. A, 5.00%, 6/01/08, MBIA ......................................    6/07 @ 101    7,505,414
AAA        13,285++  Univ. of Colorado Hosp. Auth. Rev., Ser. A, 6.25%, 11/15/02, AMBAC ..        N/A      13,793,019
                                                                                                          -----------
                                                                                                           53,803,249
                                                                                                          -----------
                     DISTRICT OF COLUMBIA--4.1%
                     Dist. of Columbia, GO,
AAA           195      Ser. B, 5.50%, 6/01/09, FSA .......................................        ETM         217,105
AAA         2,605      Ser. B, 5.50%, 6/01/09, FSA .......................................   No Opt. Call   2,871,935
AAA        10,000      Ser. B-1, 5.50%, 6/01/08, AMBAC ...................................   No Opt. Call  10,990,700
AAA           320++    Ser. E, 5.875%, 6/01/03, MBIA .....................................        N/A         338,931
AAA         2,750      Ser. E, 5.875%, 6/01/08, MBIA .....................................        ETM       2,900,205
AAA         2,000    Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                       Ser. A, 6.25%, 7/15/08, FGIC                                           9/02 @ 102    2,042,660
                                                                                                          -----------
                                                                                                           19,361,536
                                                                                                          -----------
                     FLORIDA--1.0%
AAA         2,280    Broward Cnty., COP, Florida Sch. Brd., Ser. B, 4.25%, 7/01/09, FSA ..   No Opt. Call   2,359,504
AAA         2,080    Tampa Fla. Wtr. & Swr. Rev., 5.50%, 10/01/08, FSA ...................   No Opt. Call   2,310,048
                                                                                                          -----------
                                                                                                            4,669,552
                                                                                                          -----------
                     GEORGIA--4.9%
AAA         7,000++  Atlanta, COP, Pretrial Det. Ctr., 6.25%, 12/01/02, MBIA .............        N/A       7,279,860
AAA         5,000    Georgia St., GO, Ser. E, 5.25%, 2/01/10 .............................   No Opt. Call   5,460,200
AAA        10,000    Monroe Cnty., PCR, Pwr. Co. Plant Vogtle Proj.,
                       4.20%, 1/01/12, AMBAC .............................................   No Opt. Call  10,287,600
                                                                                                          -----------
                                                                                                           23,027,660
                                                                                                          -----------
                     HAWAII--1.4%
AAA         6,510    Hawaii St., GO, Ser. CY, 4.00%, 2/01/09, FSA .........................  No Opt. Call   6,611,035
                                                                                                          -----------
                     ILLINOIS--13.2%
AAA        14,205    Chicago O'Hare Intl. Arprt. Rev., Ser. A, 6.25%, 1/01/08, MBIA .......   1/05 @ 102   15,465,978
AAA         3,105    Chicago Pub. Bldg. Comm. Bldg. Rev., Ser. A,
                       Zero Coupon, 1/01/07, MBIA .........................................       ETM       2,661,358
                     Chicago Sch. Fin. Auth., GO, Ser. A, FGIC,
AAA        13,000      6.25%, 6/01/07 .....................................................   8/02 @ 102   13,313,300
AAA         9,150      6.25%, 6/01/09 .....................................................   8/02 @ 102    9,370,515
Aaa         5,980    Cook Cnty. High Sch. Dist. No. 201, J. Sterling Morton Twnshp.,
                       Zero Coupon, 12/01/09, FGIC ........................................  No Opt. Call   4,403,134
AAA         8,985    Du Page Cnty. Fst. Presv. Dist., Zero Coupon, 11/01/08 ...............  No Opt. Call   7,025,551
Aaa         1,455    Kane & Du Page Cntys. Cmnty. Unit Sch., Dist. No. 303
                       St. Charles, Ser. A,  3.75%, 1/01/09, FSA .........................   No Opt. Call   1,453,181


                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                             OPTION CALL     VALUE
RATING*     (000)                                  DESCRIPTION                                PROVISIONS+   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------


                     ILLINOIS--(CONTINUED)
                     Met. Pier & Expo. Auth. Ded. St. Tax Rev. Auth., Ser. A, FGIC,
AAA       $ 1,570      Zero Coupon, 6/15/08 ...............................................       ETM     $ 1,256,424
AAA         8,600      Zero Coupon, 6/15/08 ...............................................  No Opt. Call   6,823,498
                                                                                                          -----------
                                                                                                           61,772,939
                                                                                                          -----------
                     INDIANA--2.3%
                     Indiana Hlth. Fac. Fin. Auth., Hosp. Rev. & Impvt.,
                       Ancilla Sys. Inc., MBIA,
AAA         1,805++    Ser. A, 6.25%, 7/01/02 .............................................       N/A       1,841,100
AAA         3,860      Ser. A, 6.25%, 7/01/08 .............................................   8/02 @ 102    4,181,538
AAA         1,385++    Ser. B, 6.25%, 7/01/02 .............................................       N/A       1,412,700
AAA         2,965      Ser. B, 6.25%, 7/01/08 .............................................   8/02 @ 102    3,211,984
                                                                                                          -----------
                                                                                                           10,647,322
                                                                                                          -----------
                     IOWA--0.9%
AAA         4,195    Muscatine Elec. Rev., 5.00%, 1/01/08, FSA ...........................    8/02 @ 100    4,229,902
                                                                                                          -----------
                     KANSAS--0.2%
AAA         1,000    Kansas St. Dev. Fin. Auth. Rev., Pub. Wtr.
                       Sply., 4.00%, 4/01/09, AMBAC ......................................  No Opt. Call    1,017,060
                                                                                                          -----------
                     KENTUCKY--0.7%
AAA         3,890    Owensboro Elec. Lt. & Pwr. Rev., Ser. B,
                       Zero Coupon, 1/01/09, AMBAC .......................................  No Opt. Call    3,004,830
                                                                                                          -----------
                     LOUISIANA--1.1%
AAA         5,000++  Louisiana Pub. Fac. Auth. Hosp. Rev., Lafayette Gen. Med. Ctr. Proj.,
                       6.30%, 10/01/02, FSA ..............................................        N/A       5,160,350
                                                                                                          -----------
                     MASSACHUSETTS--4.6%
AAA         4,465++  Chelsea Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC ......................        N/A       4,896,185
                     Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA,
AAA           200++    6.00%, 3/01/03 ....................................................        N/A         209,896
AAA         5,800      6.00%, 3/01/10 ....................................................    3/03 @ 102    6,063,204
AAA        10,000    Massachusetts St. Hsg. Fin. Agcy. Hsg. Proj.,
                       Ser. A, 5.95%, 10/01/08, AMBAC ....................................    4/03 @ 102   10,331,400
                                                                                                          -----------
                                                                                                           21,500,685
                                                                                                          -----------
                     MICHIGAN--5.0%
                     Lake Orion, Cmnty. Sch. Dist., AMBAC,
AAA         3,290++    6.60%, 5/01/05 ....................................................        N/A       3,701,053
AAA         3,285++    6.70%, 5/01/05 ....................................................        N/A       3,704,363
AAA         8,920++  Michigan St. Bldg. Auth. Rev., Fac. Proj.,
                       Ser. IIA, 6.25%, 10/01/02, AMBAC ..................................        N/A       9,206,599
AAA         3,000    Michigan St. Trunk Line, Ser. A, 4.125%, 11/01/08, FSA ..............   No Opt. Call   3,108,630
AAA         3,400    Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA ........................   No Opt. Call   3,831,086
                                                                                                          -----------
                                                                                                           23,551,731
                                                                                                          -----------
                     MISSOURI--1.6%
AAA         7,255    Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap. Impvts. Proj.,
                       Ser. A, 6.50%, 2/01/08, FGIC ......................................    7/02 @ 102    7,336,981
                                                                                                          -----------
                     NEVADA--3.1%
                     Director St. Dept. Business & Ind. Rev. Las Vegas Monorail Proj., AMBAC,
AAA         2,085      Zero Coupon, 1/01/09 ..............................................   No Opt. Call   1,589,124
AAA         3,585      Zero Coupon, 1/01/10 ..............................................   No Opt. Call   2,582,706
                     Washoe Cnty. Arpt. Auth., Sys. Impvt. Rev., Ser. B, MBIA,
AAA         3,135      5.70%, 7/01/07 ....................................................    7/03 @ 102    3,283,129
AAA         2,645      5.75%, 7/01/08 ....................................................    7/03 @ 102    2,778,520
AAA         4,135++  Washoe Cnty. Sch. Dist., GO, Ser. A, 6.20%, 10/01/02, AMBAC .........        N/A       4,225,887
                                                                                                          -----------
                                                                                                           14,459,366
                                                                                                          -----------
                     NEW JERSEY--12.9%
AAA        30,275++  New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                       Ser. A, 5.80%, 7/01/04, MBIA ......................................        N/A      33,114,189
AAA         1,750    New Jersey St. Transp. Trust Fund Auth., Transp. Sys., Ser. C,
                       5.25%, 12/15/08, AMBAC ............................................   No Opt. Call   1,929,603


                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                             OPTION CALL     VALUE
RATING*     (000)                                  DESCRIPTION                                PROVISIONS+   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                     NEW JERSEY (CONTINUED)
                     New Jersey St., GO, Ser. D, MBIA,
AAA       $ 8,370++    6.00%, 2/15/03 ....................................................        N/A     $ 8,766,068
AAA        16,125      6.00%, 2/15/09 ....................................................    2/03 @ 102   16,834,500
                                                                                                          -----------
                                                                                                           60,644,360
                                                                                                          -----------
                     NEW MEXICO--0.7%
AAA         3,385    New Mexico Fin. Auth. Rev., Pub. Proj. Ser. A, 3.80%, 6/01/08 .......   No Opt. Call   3,432,695
                                                                                                          -----------
                     NEW YORK--12.5%
                     New York City, GO, MBIA,
AAA         5,000      Ser. E, 6.125%, 8/01/06 ...........................................   No Opt. Call   5,605,450
AAA        15,500      Ser. E, 6.20%, 8/01/07 ............................................   No Opt. Call  17,635,745
AAA         5,000      Ser. G, 5.75%, 2/01/08 ............................................   2/06 @ 101.5   5,423,700
                     New York St. Env. Fac. Corp., Ser. D, PCR,
AAA         5,945      6.50%, 5/15/07 ....................................................    11/04 @ 102   6,591,281
AAA         2,245      6.50%, 11/15/07 ...................................................    11/04 @ 102   2,489,054
AAA        15,915    New York St., GO, Ser. F, 5.25%, 9/15/09, MBIA                           9/08 @ 101   17,404,326
AAA         3,395    New York St. Thruway Auth. Svc. Contract Rev.,
                       Local Hwy. & Brdg., Ser. A, 5.40%, 1/01/09, MBIA ...................   1/05 @ 102    3,599,990
                                                                                                          -----------
                                                                                                           58,749,546
                                                                                                          -----------
                     NORTH CAROLINA--8.4%
AAA         1,000++  Cumberland Cnty., COP, Civic Ctr. Proj.,
                       Ser. A, 6.375%, 12/01/04, AMBAC ...................................        N/A       1,122,790
                     North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
AAA        13,500      6.125%, 1/01/09, FGIC .............................................   No Opt. Call  15,349,365
AAA         5,000      7.00%, 1/01/08, CAPMAC ............................................   No Opt. Call   5,845,250
AAA        14,675      7.25%, 1/01/07, CAPMAC ............................................   No Opt. Call  17,086,249
                                                                                                          -----------
                                                                                                           39,403,654
                                                                                                          -----------
                     OHIO--2.2%
AAA         2,410++  Cleveland, GO, 6.40%, 11/15/04, MBIA ................................        N/A       2,701,634
AAA         6,095    Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC ......    10/02 @ 102   6,286,566
AAA         1,000++  Ohio St. Bldg. Auth. Fac. Rev., Juvenile Correctional
                       Proj., 6.50%, 10/01/04, AMBAC .....................................        N/A       1,118,080
                                                                                                          -----------
                                                                                                           10,106,280
                                                                                                          -----------
                     OREGON--1.1%
AAA         2,905    Oregon St. Dept. Admin. Svcs., COP,
                       Ser. A, 5.00%, 11/01/08, FSA .......................................   No Opt. Call  3,102,395
Aaa         2,000    Washington & Clackamas Cntys. Sch. Dist. No. 23,
                       GO, 3.75%, 6/15/08, MBIA ..........................................    No Opt. Call  2,033,820
                                                                                                          -----------
                                                                                                            5,136,215
                                                                                                          -----------
                     PENNSYLVANIA--13.0%
AAA         4,000    Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                       6.25%, 10/01/08, FGIC 10/02 @ 102                                                    4,119,040
                     Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western
                       Pennsylvania Hosp. Proj., MBIA,
AAA         5,000      6.25%, 7/01/08 ....................................................        ETM       5,540,200
AAA        10,000      6.25%, 7/01/08 ....................................................    8/02 @ 102   10,208,600
AAA         6,600    Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj.,
                       Ser. A, 6.25%, 7/01/08, MBIA ......................................    8/02 @ 102    6,753,912
AAA         3,500    Indiana Cnty. Indl. Dev. Auth. PCR, New York St. Elec. & Gas Corp.,
                       Ser. A, 6.00%, 6/01/06, MBIA ......................................    No Opt. Call  3,898,335
AAA         6,500    Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                       Ser. C, 6.25%, 7/01/07, FNMA ......................................    7/02 @ 102    6,649,630
                     Pennsylvania St., Dept. Gen. Svcs., COP, FSA,
AAA         2,075      4.50%, 5/01/08 ....................................................   No Opt. Call   2,185,328
AAA         2,120      4.50%, 11/01/08 ...................................................   No Opt. Call   2,241,603
AAA         2,165      4.50%, 5/01/09 ....................................................   No Opt. Call   2,272,535
AAA         2,220      4.50%, 11/01/09 ...................................................   No Opt. Call   2,337,505
AAA         3,175    Philadelphia, GO, 4.10%, 9/15/08, FSA ...............................   No Opt. Call   3,283,426
AAA        10,930++  Pittsburgh, GO, Ser. D, 6.00%, 9/01/02, AMBAC .......................        N/A      11,230,247
                                                                                                          -----------
                                                                                                           60,720,361
                                                                                                          -----------


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                             OPTION CALL     VALUE
RATING*     (000)                                  DESCRIPTION                                PROVISIONS+   (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     TENNESSEE--0.2%
Aaa       $ 1,000    Clarksville Wtr., Swr. & Gas Rev., 4.30%, 2/01/09, FSA ...............  No Opt. Call $ 1,035,840
                                                                                                          -----------
                     TEXAS--23.6%
AAA        13,000++  Austin Pub. Impvt., GO, AMBAC, 6.10%, 9/01/02 ........................       N/A      13,100,880
                     Austin Util. Sys. Rev.,
AAA        11,515      Ser. A, Zero Coupon, 11/15/08, MBIA ................................  No Opt. Call   8,962,124
AAA         5,000      Ser. A, Zero Coupon, 11/15/09, AMBAC ...............................  No Opt. Call   3,669,650
AAA         5,000      Ser. A, Zero Coupon, 11/15/09, MBIA ................................  No Opt. Call   3,669,650
AAA         7,000      6.25%, 11/15/08, AMBAC .............................................   11/02 @ 102   7,246,890
AAA         5,000      6.625%, 11/15/08, AMBAC ............................................  No Opt. Call   5,875,200
                     Coppell Indpt. Sch. Dist., MBIA,
AAA         1,430      6.10%, 8/15/09 .....................................................       ETM       1,655,697
AAA         2,495      6.10%, 8/15/09 .....................................................   8/02 @ 100    2,506,926
AAA         4,390    Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ...............  No Opt. Call   3,255,844
AAA        16,135    Houston Wtr. & Swr. Sys. Rev., Jr. Lien,
                       Ser. C, 6.25%, 12/01/09, MBIA .....................................   12/02 @ 102   16,778,625
AAA         6,000    San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC .....       ETM       4,355,520
                     Texas Mun. Pwr. Agcy. Rev.,
AAA           590      Zero Coupon, 9/01/08, AMBAC ........................................       ETM         468,437
AAA        14,410      Zero Coupon, 9/01/08, AMBAC ........................................  No Opt. Call  11,306,086
AAA           630      Zero Coupon, 9/01/09, AMBAC ........................................       ETM         475,089
AAA        15,545      Zero Coupon, 9/01/09, AMBAC ........................................  No Opt. Call  11,507,497
AAA         7,000      5.00%, 9/01/10, FGIC ...............................................   9/04 @ 100    7,156,310
AAA         5,900    Texas St. Pub. Fin. Auth. Bldg. Rev.,
                       Ser. B, 6.25%, 2/01/09, AMBAC ......................................  No Opt. Call   6,759,984
AAA         2,275    Ysleta Indpt. Sch. Dist. GO, Zero Coupon, 8/15/08, PSFG ..............  No Opt. Call   1,788,082
                                                                                                          -----------
                                                                                                          110,538,491
                                                                                                          -----------
                     UTAH--3.5%
                     Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, MBIA,
AAA         2,215      6.00%, 7/01/07 .....................................................       ETM       2,503,548
AAA         1,285      6.00%, 7/01/07 .....................................................  No Opt. Call   1,444,468
AAA         1,550++  Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                       Ser. A, 6.05%, 10/01/04, MBIA .....................................        N/A       1,701,156
AAA        10,300    Utah St., GO, Ser. F, 5.00%, 7/01/10 .................................   7/07 @ 100   10,849,402
                                                                                                          -----------
                                                                                                           16,498,574
                                                                                                          -----------
                     WASHINGTON--14.0%
AAA        12,850    King Cnty., GO, Ser. D, 5.55%, 12/01/08, MBIA ........................   12/07 @ 102  14,326,722
                     Snohomish Cnty. Sch. Dist., GO, MBIA,
AAA         2,235++    6.10%, 12/01/03 ....................................................       N/A       2,413,509
AAA         1,765      6.10%, 12/01/08 ....................................................   12/03 @ 102   1,896,369
                     Washington St. Hlth. Care Fac. Auth. Rev., MBIA,
AAA         1,010      Catholic Hlth. Initiatives A, 5.30%, 12/01/08 ......................  No Opt. Call   1,105,617
AAA         1,000      Catholic Hlth. Initiatives A, 5.40%, 12/01/10 ......................   6/10 @ 101    1,098,370
AAA         9,000      Virginia Mason Oblig. Group, 6.30%, 2/15/09 ........................   2/03 @ 102    9,399,240
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA         3,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ..........................   7/03 @ 102    3,105,570
AAA        13,635      Nuclear Proj. No. 2, Ser. A, 6.25%, 7/01/09, MBIA ..................  No Opt. Call  13,907,700
AAA         5,550      Nuclear Proj. No. 3, Zero Coupon, 7/01/07, BIGI ....................  No Opt. Call   4,623,539
AAA         2,000      Nuclear Proj. No. 3, Zero Coupon, 7/01/08, BIGI ....................  No Opt. Call   1,576,680
AAA        11,000      Ser. A, 5.80%, 7/01/07, FSA ........................................  No Opt. Call  12,237,610
                                                                                                          -----------
                                                                                                           65,690,926
                                                                                                          -----------
                     WEST VIRGINIA--2.9%
AAA         1,550    West Virginia Econ. Dev. Auth. Rev., Correctional Juvenile & Pub., Ser. A,
                       4.25%, 6/01/08, MBIA ...............................................  No Opt. Call   1,600,406
AAA        11,600    West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
                       5.70%, 5/15/09, FGIC ..............................................    5/03 @ 102   12,181,160
                                                                                                          -----------
                                                                                                           13,781,566
                                                                                                          -----------
                     WISCONSIN--1.3%
AAA         6,080    Wisconsin St., GO, Ser. C, 4.00%, 5/01/09, MBIA .....................   No Opt. Call   6,166,640
                                                                                                          -----------
                     TOTAL LONG-TERM INVESTMENTS (COST $682,768,511)                                      734,685,705
                                                                                                          -----------




                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
          Principal
           Amount                                                                             Option Call     Value
Rating*     (000)                                  Description                                Provisions+   (Note 1)
---------------------------------------------------------------------------------------------------------------------


                     SHORT-TERM INVESTMENTS**--0.4%
                     CALIFORNIA--0.4%
A-1          $800    Orange Cnty. Spec. Fin. Auth., Teeter Plan Rev.,
                       Ser. D, 1.15%, 7/03/02, AMBAC, FRDD ...............................        N/A       $ 800,000
VMIG1         890    Santa Clara Elec. Rev., Ser. A, 1.10%, 7/04/02, AMBAC, FRDD .........        N/A         890,000
                                                                                                        -------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $1,690,000) ......................                  1,690,000
                                                                                                        -------------
                     TOTAL INVESTMENTS--157.1% (COST $684,458,511) .......................                736,375,705
                     Other assets in excess of liabilities--0.7% .........................                  3,449,275
                     Preferred shares at redemption value, including
                       dividends payable--(57.8)% ........................................               (271,094,532)
                                                                                                        -------------
                     Net Assets Applicable to Common Shareholders--100% ...................             $ 468,730,448
                                                                                                        =============

----------------

 *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

 + Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

++  This bond is prefunded. See Glossary for definition.

-----------------------------------------------------------------------------------------------------------
                          KEY TO ABBREVIATIONS
AMBAC  -- American Municipal Bond Assurance Corporation   FRDD -- Floating Rate Daily Demand
BIGI   -- Bond Investors Guaranty Insurance Company       FSA  -- Financial Security Assurance
CAPMAC -- Capital Markets Assurance Company               GO   -- General  Obligation
COP    -- Certificate of  Participation                   MBIA -- Municipal Bond Insurance  Association
ETM    -- Escrowed  to  Maturity                          PCR  --  Pollution  Control  Revenue
FGIC   -- Financial  Guaranty Insurance Company           PSFG -- Permanent School Fund Guaranty
FNMA   -- Federal National Mortgage Association
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $684,458,511) (Note 1) ...........      $736,375,705
Cash .........................................................           518,558
Interest receivable ..........................................        10,673,691
Other assets .................................................            79,447
                                                                    ------------
                                                                     747,647,401
                                                                    ------------

LIABILITIES
Dividends payable--common shares .............................         1,802,470
Payable for securities purchased .............................         5,561,239
Investment advisory fee payable (Note 2) .....................           212,300
Administration fee payable (Note 2) ..........................            60,657
Deferred Directors fees (Note 1) .............................            53,466
Other accrued expenses .......................................           132,289
                                                                    ------------
                                                                       7,822,421
                                                                    ------------

PREFERRED SHARES AT REDEMPTION VALUE
$.01 par value per share and $25,000 liquidation
  value per share applicable to 10,840 shares,
  including dividends payable (Note 1 & 4) ...................       271,094,532
                                                                    ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS ..........................................      $468,730,448
                                                                    ============
Composition of Net Assets Applicable to
  Common Shareholders:
  Par value (Note 4) .........................................      $    272,071
  Paid-in capital in excess of par ...........................       377,589,494
  Undistributed net investment income (Note 1) ...............        38,497,331
  Accumulated net realized gain ..............................           454,358
  Net unrealized appreciation (Note 1) .......................        51,917,194
                                                                    ------------
Net assets applicable to common shareholders,
  June 30, 2002 ..............................................      $468,730,448
                                                                    ============
Net asset value per common share:
  ($468,730,448 / 27,207,093 shares of
  common stock issued and outstanding) .......................            $17.23
                                                                          ======

-------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................         $ 19,950,899
                                                                   ------------
Expenses
  Investment advisory ....................................            1,273,746
Administration ...........................................              363,927
  Auction agent ..........................................              355,941
  Custodian ..............................................               78,812
  Reports to shareholders ................................               38,642
  Directors ..............................................               38,581
  Legal ..................................................               25,769
  Independent accountants ................................               25,201
  Registration ...........................................               15,621
  Transfer agent .........................................               13,783
  Miscellaneous ..........................................               11,927
                                                                   ------------
    Total expenses .......................................            2,241,950
  Less fees paid indirectly (Note 2) .....................               (8,799)
                                                                   ------------
  Net expenses ...........................................            2,233,151
                                                                   ------------
Net investment income ....................................           17,717,748
                                                                   ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments .........................              764,883
Net change in unrealized appreciation
  on investments .........................................            5,829,742
                                                                   ------------
Net gain on investments ..................................            6,594,625
                                                                   ------------

DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ...............................           (1,837,134)
                                                                   ------------

NET INCREASE IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ................................         $ 22,475,239
                                                                   ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                                   SIX MONTHS        YEAR ENDED
                                                                                                      ENDED         DECEMBER 31,
                                                                                                  JUNE 30, 2002        2001(1)
                                                                                                  -------------     ------------

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS:
  Net investment income ..................................................................       $  17,717,748        $  36,198,617
  Net realized gain on investments .......................................................             764,883              188,050
  Net change in unrealized appreciation (depreciation) on investments ....................           5,829,742           (2,296,483)
  Dividends to preferred shareholders from net investment income .........................          (1,837,134)          (7,367,624)
  Distributions to preferred shareholders from net realized gain on investments ..........                --                (50,283)
                                                                                                 -------------        -------------
    Net increase in net assets resulting from operations .................................          22,475,239           26,672,277
                                                                                                 -------------        -------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  FROM NET INVESTMENT INCOME .............................................................         (10,814,538)         (21,642,306)
  From net realized gain on investments ..................................................                --               (125,534)
                                                                                                 -------------        -------------
    Total dividends and distributions ....................................................         (10,814,538)         (21,767,840)
                                                                                                 -------------        -------------

CAPITAL SHARE TRANSACTIONS:
  Unused offering costs relating to issuance of preferred shares .........................                --                107,874
                                                                                                 -------------        -------------
    Total increase .......................................................................          11,660,701            5,012,311
                                                                                                 -------------        -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period ......................................................................         457,069,747          452,057,436
                                                                                                 -------------        -------------
End of period (including undistributed net investment income of
  $38,497,331 and $33,431,255, respectively) .............................................       $ 468,730,448        $ 457,069,747
                                                                                                 =============        =============

------------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                            SIX MONTHS ENDED,               YEAR ENDED DECEMBER 31,(1)
                                                             JUNE 30, 2002  ------------------------------------------------------
                                                                            2001        2000     1999         1998        1997
                                                            --------------  ----     --------- --------    ---------   ---------

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period(2)................ $  16.80    $  16.62     $  16.00  $  17.06    $   16.80   $   15.90
                                                            --------    --------     --------  --------    ---------   ---------
Investment operations:
  Net investment income(3) ................................     0.65        1.33         1.30      1.21         1.20        1.18
  Net realized and unrealized gain (loss) on investments(3)     0.25       (0.08)        0.54     (1.23)        0.11
                                                                                                                            0.78
Dividends and distributions to preferred shareholders from:
  Net investment income ...................................    (0.07)      (0.27)       (0.38)    (0.24)       (0.25)      (0.27)
  Net realized gain on investments ........................     --          0.00(4)      --        --           --          --
  In excess of net realized gain on investments ...........     --            --         --        --           0.00(5)     0.00(5)
                                                            --------    --------     --------  --------    ---------   ---------
Net increase (decrease) from investment operations ........     0.83        0.98         1.46     (0.26)        1.06        1.69
                                                            --------    --------     --------  --------    ---------   ---------
Dividends and distributions to common shareholders from:
  Net investment income ...................................    (0.40)      (0.80)       (0.80)    (0.80)       (0.80)      (0.79)
  Net realized gain on investments ........................     --          0.00(4)      --        --           --          --
  In excess of net realized gain on investments ...........     --          --           --        --          0.00(5)      0.00(5)
                                                            --------    --------     --------  --------    ---------   ---------
Total dividends and distributions .........................    (0.40)      (0.80)       (0.80)    (0.80)       (0.80)      (0.79)
                                                            --------    --------     --------  --------    ---------   ---------
Capital charge with respect to issuance of preferred shares     --          --          (0.04)       --          --          --
                                                            --------    --------     --------  --------    ---------   ---------
Net asset value, end of period(2).......................... $  17.23    $  16.80     $  16.62  $  16.00    $   17.06   $   16.80
                                                            ========    ========     ========  ========    =========   =========
Market value, end of period(2)............................. $  16.30    $  15.70     $  14.88  $  13.75    $   16.13   $   15.25
                                                            ========    ========     ========  ========    =========   =========
TOTAL INVESTMENT RETURN(6) ................................     6.43%      11.06%       14.40%   (10.14)%      11.21%      10.97%
                                                            ========    ========     ========  ========    =========   =========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(7):
Expenses paid before fees paid indirectly .................   0.98%(8)      1.02%        1.05%     0.93%        0.88%       0.92%
Expenses after fees paid indirectly .......................   0.97%(8)      1.01%        1.05%     0.93%        0.88%       0.92%
Net investment income before preferred share dividends(3)..   7.72%(8)      7.87%        8.06%     7.30%        7.10%       7.19%
Preferred share dividends .................................   0.80%(8)      1.60%        2.40%     1.47%        1.49%       1.62%
Net investment income available to common shareholders(3)..   6.92%(8)      6.27%        5.66%     5.83%        5.61%       5.57%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ........... $462,887    $460,153     $438,958  $452,317    $ 458,993   $ 444,895
Portfolio turnover ........................................        5%          3%           3%        1%           0%         11%
Net assets of common shareholders, end of period (000) .... $468,730    $457,070     $452,057  $435,314    $ 464,236   $ 457,192
Preferred shares outstanding (000) ........................ $271,000    $271,000     $271,000  $206,000    $ 206,000   $ 206,000
Asset coverage per preferred share, end of period ......... $ 68,250    $ 67,178     $ 66,735  $ 77,857    $  81,361   $  80,508

----------

(1) Prior periods have been restated to conform to the current period's presentation under the provision of EITF D-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) As required, January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. Per share, ratios and supplement data for years prior to 2001 have not been restated to reflect this change.

(4) Actual amount paid to common shareholders was $0.004614 for the year ended December 31, 2001. Actual amount paid to preferred shareholders was $0.001848 per common share for the year ended December 31, 2001.

(5) Actual amount paid to common shareholders was $0.005235 and $0.004814 for the years ended December 31, 1998 and 1997, respectively. Actual amount paid to preferred shareholders was $0.001696 and $0.00154 per common share for the years ended December 31, 1998 and 1997, respectively.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

(8)  Annualized

The information above represents the unaudited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on June 30, 1992 as a diversified closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to return $15 per share to investors on or about December 31, 2008. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objectives will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly, from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the net assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the Statement of Operations and Changes in Net Assets and as a component of the investment operations in the Financial Highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net asset value. The liquidation value of any outstanding preferred shares of the Trust is not taken into account in determining the Trust's weekly net asset value. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $1,273,746, $2,559,177,
$2,449,544 and $2,304,109, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net asset value. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $363,927, $733,162, $699,870 and $658,317, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended June 30, 2002, were approximately $8,799.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002, aggregated $41,146,941 and $37,729,600, respectively.

   The Federal income tax basis of the Trust's investments at June 30, 2002 was $684,187,142, and accordingly, net unrealized appreciation was $52,188,563 (gross unrealized appreciation--$52,193,545, gross unrealized depreciation --$4,982).

NOTE 4. CAPITAL

There are 200 million common shares of $.01 par value authorized. The Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. Of the 27,207,093 common shares outstanding at June 30, 2002, the Advisor owned 7,093 shares. As of June 30, 2002, there were 10,840 preferred shares outstanding as follows: Series T28--2,060, Series R28--2,060, Series T7--4,660, and Series R7--2,060. Dividends on Series T7 shares and R7 shares are cumulative at a rate which is reset every 7 days based on the results of an auction.

     Dividends on Series T28 shares are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 shares paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 shares reset every 28 days based on the results of an auction. Dividend rates ranged from 1.00% to 1.85% during the six months ended June 30, 2002.

     The Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's Directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 2002, the Board of Directors of the Trust declared a dividend of $0.06625 per common share payable, August 1, 2002 to shareholders of record on July 15, 2002. For the period July 1, 2002 to July 31, 2002 dividends declared on preferred shares totaled $314,271, in aggregate for the four outstanding preferred share series.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, by the purchase of outstanding shares on the open market ("open market purchases") on the New York Stock Exchange or elsewhere. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Directors as follows:

Directors:                           Class        Term          Expiring
-------                             ------        -----         --------
Andrew F. Brimmer ...............     III        3 years          2005
Kent Dixon ......................     III        3 years          2005
Laurence D. Fink* ...............     III        3 years          2005

Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, James Clayburn La Force, Jr., Frank J. Fabozzi, Walter F. Mondale and Ralph Schlosstein.

Shareholders elected the three Directors. The results of the voting were as follows:

                                  Votes for**   Votes Against**  Abstentions**
                                  ----------     -------------   ------------
Andrew F. Brimmer ..............  26,269,920          --            322,235
Kent Dixon .....................  26,274,774          --            317,381
Laurence D. Fink* ..............  26,274,260          --            317,895

-----------

 * Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

** The votes represent common and preferred shareholders voting as a single class.

      Certain of the officers of the Trust listed on the back cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Kevin M. Klingert--Director and Managing Director, Henry Gabbay--Managing Director and Anne Ackerley--Managing Director.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE:

The BlackRock Insured Municipal 2008 Term Trust's investment objectives are to provide current income exempt from regular Federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated "Aaa" by Moody's or "AAA" by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to change in interest rates) of the Trust, which can improve the performance of the Trust in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax and to return $15 per share to investors on or about December 31, 2008, there can be no assurance that these objectives will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------


CLOSED-END FUND:    Investment  vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:           When a Trust's  net asset  value is greater  than its market price, the Trust is said to be trading at a discount.

DIVIDEND:           Income   generated  by   securities   in  a  portfolio   and
                    distributed to shareholders after the deduction of expenses.
                    The Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND
REINVESTMENT:       Common shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:       Price  per  share of a  security  trading  in the  secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET
VALUE (NAV):        Net asset value is the total market value of all  securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                    STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.


PREREFUNDED BONDS:  These  securities  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------      -----------------------------------------
[LOGO BLACKROCK]
--------------------------------      -----------------------------------------

DIRECTORS
Ralph L. Schlosstein, CHAIRMAN*                   ------------------------------
Andrew F. Brimmer                                 THE [LOGO BLACKROCK]
Richard E. Cavanagh                               INSURED MUNICIPAL
Kent Dixon                                        2008 TERM
Frank J. Fabozzi                                  TRUST INC.
Robert S. Kapito*                                 ------------------------------
James  Clayburn La Force,  Jr.                    SEMI-ANNUAL REPORT
Walter F.  Mondale                                JUNE 30, 2002

OFFICERS                                          [LOGO (SM) BLACKROCK]
Robert S.  Kapito, PRESIDENT*
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington,  DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators,  L.P.
P.O. Box 9095
Princeton,  NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy,  MA 02171

TRANSFER AGENT
EquiServe Trust Company,  N.A.
150 Royall Street
Canton,  MA 02021
(800) 699-1BFM

AUCTION AGENT
Deutsche  Bank
4  Albany  Street
New  York,  NY 10006

INDEPENDENT  ACCOUNTANTS
Deloitte  & Touche  LLP
200  Berkeley  Street
Boston,  MA 02116

LEGAL  COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

                              The BlackRock Insured
                           Municipal 2008 Term Trust
                     Inc. c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

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[RECYCLE LOGO]     Printed on recycled paper                         09247K-50-5
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